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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 19, 1997

                             MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      33-68840                    22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant.
                         Not Applicable

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable

          Item 3.   Bankruptcy or Receivership.
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant.
                         Not Applicable

          Item 5.   Other Events.
                         As previously announced, on January 30, 1997, MobileMedia Corporation ("MobileMedia") and most of its subsidiaries, including MobileMedia Communications, Inc. ("Communications" and, together with MobileMedia, the "Companies"), filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

                         Due to the bankruptcy proceeding and the need for the Companies to prepare a business plan in connection with their debtor-in-possession financing, among other things, the Companies will not file their Reports on Form 10-K for the fiscal year ended December 31, 1996 or their Reports on Form 10-Q for the fiscal quarter ending March 31, 1997 by their respective due dates of March 31, 1997 and May 15, 1997. The Companies anticipate filing the Reports on Form 10-K by May 31, 1997 and the Reports on Form 10-Q by June 30, 1997. The Companies expect to file their Reports on Form 10-Q for the quarter ending June 30, 1997 when due on August 14, 1997.

                         In the interim period until these filings are made, the Companies will file, under cover of Form 8-K, copies of the monthly operating reports required to be filed with the Bankruptcy Court within 15 days after filing such reports with the Bankruptcy Court. Because the bankruptcy petition was filed late in the month of January, the Companies will file the first monthly operating report with the Bankruptcy Court on or about March 31, 1997. The Reports on Form 8-K including such initial report are therefore expected to be filed with the Commission on or before April 15, 1997. In addition, the Companies will file with the Commission, under cover of Form 8-K, the Companies' Schedules on Official Form No. 6 and Statements of Financial Affairs on Official Form
                         No. 7 within 15 days after filing such forms with the Bankruptcy Court. The Companies currently expect to file the Official Forms No. 6 and 7 with the Bankruptcy Court on March 26, 1997. The Reports on Form 8-K including such forms are therefore expected to be filed with the Commission on or before April 10, 1997.



          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.,
                                             a Delaware corporation


          Date: March 19, 1997               By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer